Exhibit 99.1

LGM CO., LTD

FINANCIAL STATEMENTS

December 31, 2013 and 2012
 (Audited)

LGM CO., LTD
BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	Balance at
	12/31/2013	12/31/2012
	(Audited)	(Audited)
Assets
Current Assets
Cash and cash equivalents	$260,014	$2,630
Accounts receivable	423,361	254,367
Inventories	105,199	103,335
Other current assets	177,534	7,739
Total Current Assets	966,108	368,071
Fixed assets, net	19,299	15,164
Other non-current assets	21,720	20,133
Total Assets	$1,007,127	$403,368

Liabilities and Equity
Current Liabilities:
Accounts payable and accrued expenses	$51,782	$28,281
Notes Payable current portion	260,030	0
Advance from customers	0	3,123
Taxes payable	39,927	4,507
Total Current Liabilities	351,739	35,911
Notes payable net of current portion	145,316	210,977
Total Liabilities	497,055	246,888
Commitments(Note 5)	-	-
LGM Co., LTD Equity:
Common stock ($.35 par value; 1,000,000,000 shares authorized); 813,747 and 144,375 shares issued and outstanding at December 31, 2013 and December 31, 2012	284,870	50,531
Accumulated other comprehensive income	42,612	44,547
Accumulated loss	182,590	61,402
Total Equity	510,072	156,480
Total Liabilities and Equity	$1,007,127	$403,368

"See accompanying notes to consolidated financial statements"

LGM CO., LTD
STATEMENTS OF OPERATIONS
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2013	2012
	(Audited)	(Audited)
Revenues	$579,071	$398,025

Cost of Revenues	173,259	141,063

Gross Profit	405,812	256,962

Operating Expenses	279,489	235,300

Income(loss) from Continuing Operations	126,323	21,662

Other Income (Expenses)
Interest expense	(13,301)	(6,120)
Non-Operating (expense) income	8,166	15,301

Total Other Income (Expenses)	(5,135)	9,181

Income(loss) from Continuing Operations Before Income Taxes	121,188	30,843

Income Tax Expense	0	0

Net Income(Loss)	$121,188	$30,843

Other Comprehensive Income:
Net Income(loss)	$121,188	$30,843
Unrealized foreign currency translation loss	1,935	425

Comprehensive Income(loss)	$123,123	$31,268
Net Loss per Common Share:
Basic & Diluted	$0.00	$0.00
Weighted Average Common Shares Outstanding:
Basic& Diluted	$122,260,000	$51,885,750

"See accompanying notes to consolidated financial statements"

LGM CO., LTD
STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)
	For the Years Ended December 31,
	2013	2012
	(Audited)	(Audited)
Cash flows from operating activities:
Net loss	$121,188	$30,843
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,906	12,829
Foreign currency translation	1,935	425
Changes in assets and liabilities:
Accounts receivable	(168,994)	(196,389)
Inventories	(1,864)	(30,648)
Other current assets	(171,382)	2,111
Accounts payable, other payables and accrued expenses	23,501	8,000
Advances from customers	(3,123)	3,123
Taxes payable	35,420	(2,385)
Net cash used in operating activities:	(162,283)	(172,091)
Cash flows from investing activities:
Investment in equipment	(9,041)	0
Net cash provided(used) in investing activities:	(9,041)	0
Cash flows from financing activities:
Proceeds from loans	194,369	123,181
Common stock issuance	234,339	26,704
Net cash provided(used) by financing activities:	428,708	149,885

Net change in cash and cash equivalents	257,384	(22,206)
Cash and cash equivalents - beginning of year	2,630	24,836
Cash and cash equivalents - end of year	$260,014	$2,630
Supplemental disclosure of cash flow activities:
Interest	$0	$0
Income taxes	$0	$0
Supplemental disclosures of non cash activities:
None	$0	$0

"See accompanying notes to consolidated financial statements"

LGM CO., LTD
STATEMENT OF STOCKHOLDER'S EQUITY(DEFICIT)
FOR THE YEARS ENDED DECEMBER 21, 2012, THROUGH DECEMBER 31, 2013 (Audited)
(AMOUNTS EXPRESSED IN US DOLLAR)

	Common Stock	Common Stock		Other Comprehensive	Accumulated
	Shares	Amount	APIC	Income	Deficit	Total

Initial Balances January 1, 2012	50,100,000	$43,986	$18,312	$5,651	$30,559	$98,508
Capital stock issuance	7,143,000	6,545	20,159	0	0	26,704
Unrealized currency gain(loss)	0	0	0	425	0	425
Net Income 2012	0	0	0	0	30,843	30,843

Balances December 31, 2012	57,243,000	50,531	38,471	6,076	61,402	156,480
Capital stock issuance	251,639,000	234,339	0	0	0	234,339
Unrealized currency gain(loss)	0	0	0	541	0	541
Net Income 2013	0	0	0	0	121,188	121,188

Balances December 31, 2013	308,882,000	$284,870	$38,471	$6,617	$182,590	$512,548

"The accompanying notes are an integral part of these financial statements"

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)
NOTE 1 - COMPANY BACKGROUND

LGM Co., LTD or "the Company" was incorporated in Korea in July of 2010 by researchers of electric vehicles as a startup company.  The Company is a pioneer in developing electric motor systems and high speed electric fishing boats in Korea.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant account policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and the notes are the representation of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles (“USGAAP”) and have been consistently applied in the preparation of the financial statements.

Basis of Presentation and Consolidation

These financial statements and related notes are expressed in US dollars. The Company’s functional currency is the Korean Won. and its fiscal year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and cash equivalents, accounts receivable inventory and prepaid expenses, accounts payable and deferred revenues, the carrying amounts approximate fair value due to their short maturities.

Revenue Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the sales price is fixed or determinable, (iii) collectability is reasonably assured and (iv) goods have been shipped and/or services rendered.

Accounts Receivable, Bad Debts and Allowance for Doubtful Accounts

Accounts receivables of the Company are reviewed to determine if their carrying value has become impaired.

The Company considers the assets to be impaired if the balances are greater than one-year old. Management regularly reviews accounts receivable and will establish an allowance for potentially uncollectible amounts when appropriate. When accounts are written off, they will be charged against the allowance.

Receivables are not collateralized and do not bear interest.

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Cash Equivalents

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalent.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company will periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. We use an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

 Intangible and Long Lived Assets

The Company follows ASC 360-10, “Property, Plant, and Equipment,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through December 31, 2011, the Company had not experienced impairment losses on its long-lived assets.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC 740-10, “Accounting for Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year; and, (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if, based on the weight of available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken or expected to be taken on a tax return. Under ASC 740-10, a tax benefit from an uncertain tax position taken or expected to be taken may be recognized only if it is “more likely than not” that the position is sustainable upon examination, based on its technical merits. The tax benefit of a qualifying position under ASC 740-10 would equal the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all the relevant information. A liability (including interest and penalties, if applicable) is established to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. Related interest and penalties, if any, are included as components of income tax expense and income taxes payable.

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Earnings per Share

Basic earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of both common and preferred stock outstanding for the period.

Stock-Based Compensation

SFAS No. 123, “Accounting for Stock-Based Compensation,” establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. For stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. Stock option awards are valued using the Black-Scholes option-pricing model.

Foreign Currency Translation And Comprehensive Income

The reporting currency of the Company is the US$. The functional currency of the company is the Korean Won (“KRW”). The Company’s results of operations and cash flows are translated at average exchange rates during the year, assets and liabilities are translated at the unified exchange rate at the end of the year, and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the functional currency financial statements into US$ are included in determining comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. The Company does not enter any material transaction in foreign currencies and accordingly, transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Recent Accounting Pronouncements

The Company continually assesses any new accounting pronouncements to determine their applicability to the Company. Where it is determined that a new accounting pronouncement affects the Company’s financial reporting, the Company undertakes a study to determine the consequence of the change to its financial statements and assures that there are proper controls in place to ascertain that the Company’s financials properly reflect the change. The Company currently does not have any recent accounting pronouncements that they are studying and feel may be applicable.

NOTE 3 - EARNINGS PER SHARE

The Company reports basic and diluted earnings per share (EPS) according to the provisions of ASC Topic 260, which requires the presentation of basic EPS and, for companies with complex capital structures, diluted EPS. Basic EPS excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income (loss) available to common stockholders, adjusted by other changes in income or loss that would result from the assumed conversion of those potential common shares, by the weighted number of common shares and common share equivalents (unless their effect is anti-dilutive) outstanding. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. Thus, these equivalents are not included in the calculation of diluted loss per share, resulting in basic and diluted loss per share being equal. The following is a reconciliation of the computation for basic and diluted EPS for the years ended December 31, 2013 and December 31, 2012:

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 3 - EARNINGS PER SHARE - Continued

	For the Years Ended
	12/31/2013	12/31/2012

Net Income (Loss)	$121,188	$30,843

Weighted-average common stock Outstanding - basic	122,260,000	51,885,750
Equivalents
Stock options	-	-
Warrants	-	-
Convertible Notes	-	-
Weighted-average common shares
outstanding- Diluted	122,260,000	51,885,750

NOTE 4 - PAYMENTS RECEIVED IN ADVANCE

The Company during the periods received payments from potential customers, or deposits, on future orders. The Company’s policy is to record these payments as a liability until the product is completed and shipped to the customer at which the Company recognizes revenue. As of December 31, 2013 and December 31, 2012, the balance of payments received in advance was $ 174,678 and $ 4,721, respectively.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

(a) Commitments

Twelve		Lease
months ending	Debt	Obligations	Total

12/31/2014	$260,030	$11,340	$271,370
12/31/2015	145,316	0	145,316
12/31/2016	0	0	0
12/31/2017	0	0	0
12/31/2018 & Beyond	0	0	0

Totals	$405,346	$11,340	$416,686

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 6 -  ACCOUNTS RECEIVABLE

At December 31, 2013 and 2012, accounts receivable consisted of the following:

	31-Dec-13	31-Dec-12
	US$	US$
Accounts receivable	$427,637	$427,637
Less: Allowance for doubtful debts	(4,276)	(4,276)
Accounts receivable, net	$423,361	$423,361

NOTE 7 -  INVENTORIES

Inventories at December 31, 2013 and 2012 consist of the following:

	31-Dec-13	31-Dec-12
	US$	US$
Raw material	$63,525	$63,525
Work in process	0	0
Finished goods	41,674	41,674
	$105,199	$105,199

NOTE 8 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2013 and December 31, 2012:

	31-Dec-13	31-Dec-12
Vehicles	$20,853	$20,853
Equipment	3,412	3,412
Office	2,881	2,881
Facility equipment	16,081	7,040
Total property and equipment	43,227	34,186

Accumulated depreciation	(23,928)	(19,022)
Property and equipment, net	$19,299	$15,164

Depreciation expense for the years ended December 31, 2013 and 2012 amounted to $4,906 and $12,829, respectively.

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 9 - NOTES PAYABLE

Notes payable consist of the following for the periods ended;	12/31/2013	12/31/2012

Original one year note extended to two years with an interest rate stated at 3.73%. Interest per year and principal due at maturity April 4, 2014.

	$66,300	$66,100

One year note with an interest rate stated at 7.00%. Interest per year with a six month adjustable rate and principal due at maturity on September 30, 2014.

	47,356	0

One year note with an interest rate stated at 5.92%. Interest per year with a six month adjustable rate and principal due at maturity on July 31, 2014.

	94,715	0
`
One year note with an interest rate stated at 5.92%. Interest per year with a six month adjustable rate and principal due at maturity on December 26, 2015.

	51,658	0

One year note with an interest rate stated at 5.40%. Interest per year with a six month adjustable rate and principal due at maturity on March 4, 2015.

	145,316	144,877

Total Notes Payable	405,346	210,977

Less Current Portion	260,030	0

Long Term Notes Payable	$145,316	$210,977

NOTE 10 - SEGMENT INFORMATION

ASC Topic 280 requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. During the years ended December 31, 2013 and 2012, the Company operated in one reportable business segment.

NOTE 11 - SUBSEQUENT EVENTS

Management has evaluated events through September 15, 2014, the date on which the financial statements were available to be issued.

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of December 31, 2013 and 2012
(Audited)

NOTE 11 - SUBSEQUENT EVENTS - Continued

Merger Agreement

On July 1, 2014, Leo Motors, Inc., a Nevada Corporation (the “Company”) acquired all of the outstanding common stock of LGM Co. Ltd., a corporation incorporated in the Republic of Korea (“LGM”), from LGM’s shareholders, which represents 813,747 shares of LGM common stock, in exchange for 47,352,450 shares of the Company's common stock (the “Transaction”) pursuant to the Share Swap Agreement entered into by and between LGM and the Company (the “Agreement”). Pursuant to the Agreement, LGM became a wholly-owned subsidiary of the Company.

John Scrudato CPA
CERTIFIED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

LGM Co., LTD

We have audited the accompanying consolidated balance sheets of LGM Co., LTD as of December 31, 2013 and 2012 and the related consolidated statements of operations, changes in stockholders’ equity, comprehensive income and cash flows for the years then ended.. These financial statements are the responsibility of the Company management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of LGM Co., LTD at December 31, 2013 and 2012, and the results of their changes in stockholders' equity, operations, comprehensive income and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ John Scrudato CPA

Califon, New Jersey

September 15, 2014

7 Valley View Drive Califon, New Jersey 07830
Registered Public Company Oversight Board

LGM CO., LTD

FINANCIAL STATEMENTS

For the Six Months ended June 30, 2014

1

LGM CO., LTD
BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	Balance at
	30-Jun-14	31-Dec-13

Assets
Current Assets
Cash and cash equivalents	$215,458	$260,014
Accounts receivable	242,352	423,361
Inventories	118,955	105,199
Other current assets	192,012	177,534
Total Current Assets	768,777	966,108
Fixed assets, net	16,846	19,299
Other non-current assets	22,637	21,720
Total Assets	$808,260	$1,007,127

Liabilities and Equity(Deficit)
Current Liabilities:
Accounts payable and accrued expenses	$97,595	$49,306
Notes Payable current portion	271,106	260,030
Advance from customers	9,872	0
Taxes payable	3,133	39,927
Total Current Liabilities	381,706	349,263
Notes payable net of current portion	151,456	145,316
Total Liabilities	533,162	494,579
Commitments(Note 5)	-	-
LGM Co., LTD Equity(Deficit):
Common stock ($0.35 par value; 1,000,000,000 shares authorized); 813,747 and 813,747 shares issued and outstanding at June 30, 2014 and December 31, 2013	284,870	284,870
Accumulated other comprehensive income	72,945	6,617
Accumulated loss	(82,717)	182,590
Total Equity(Deficit)	275,098	512,548
Total Liabilities and Equity(Deficit)	$808,260	$1,007,127

"See accompanying notes to consolidated financial statements"

2

LGM CO., LTD
STATEMENTS OF OPERATIONS
(AMOUNTS EXPRESSED IN US DOLLAR)
	For the Three Months Ended	For the Six Months Ended

	30-Jun-14	30-Jun-14

Revenues	$0	$885

Cost of Revenues	0	266

Gross Profit	0	619

Operating Expenses	117,957	254,355

Income(loss) from Continuing Operations	(117,957)	(253,736)

Other Income (Expenses)
Interest expense	(10,872)	(13,290)
Non-Operating (expense) income	2,541	1,719

Total Other Income (Expenses)	(8,331)	(11,571)

Income(loss) from Continuing Operations Before Income Taxes	(126,288)	(265,307)

Income Tax Expense	0	0

Net Income(Loss)	$(126,288)	$(265,307)
Other Comprehensive Income:
Net Income(loss)	$(126,288)	$(265,307)
Unrealized foreign currency translation gain	14,101	30,333

Comprehensive Income(loss)	$(112,187)	$(234,974)
Net Loss per Common Share:
Basic & Diluted	$(0.16)	$(0.33)
Weighted Average Common Shares Outstanding:
Basic & Diluted	$813,747	$813,747

"See accompanying notes to consolidated financial statements"

3

LGM CO., LTD
STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)
For the Six Months Ended

2014

Cash flows from operating activities:
Net loss	$(265,307)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,453
Unrealized Foreign currency translation	30,333
Changes in assets and liabilities:
Accounts receivable	181,009
Inventories	(13,756)
Other current assets	(15,395)
Accounts payable, other payables and accrued expenses	45,813
Advances from customers	9,872
Other current liabilities	(19,578)
Net cash used in operating activities:	(44,556)
Cash flows from investing activities:
None	0
Net cash provided(used) in investing activities:	0
Cash flows from financing activities:
None	0
Net cash provided(used) by financing activities:	0

Net change in cash and cash equivalents	(44,556)
Cash and cash equivalents - beginning of year	260,014
Cash and cash equivalents - end of year	$215,458
Supplemental disclosure of cash flow activities:
Interest	$0
Income taxes	$0
Supplemental disclosures of non cash activities:
None	$0

"See accompanying notes to consolidated financial statements"

4

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014

NOTE 1 - COMPANY BACKGROUND

LGM Co., LTD or "the Company" was incorporated in Korea in July of 2010 by researchers of electric vehicles as a startup company.  The Company is a pioneer in developing electric motor systems and high speed electric fishing boats in Korea.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant account policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and the notes are the representation of the Company’s management, who are responsible for their integrity and objectivity. These accounting policies conform to U.S. generally accepted accounting principles (“USGAAP”) and have been consistently applied in the preparation of the financial statements.

Basis of Presentation and Consolidation

These financial statements and related notes are expressed in US dollars and its fiscal year-end is December 31.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

For certain of the Company’s financial instruments, including cash and cash equivalents, accounts receivable inventory and prepaid expenses, accounts payable and deferred revenues, the carrying amounts approximate fair value due to their short maturities.

Revenue Recognition

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the sales price is fixed or determinable, (iii) collectability is reasonably assured and (iv) goods have been shipped and/or services rendered.

Accounts Receivable, Bad Debts and Allowance for Doubtful Accounts

Accounts receivables of the Company are reviewed to determine if their carrying value has become impaired.

The Company considers the assets to be impaired if the balances are greater than one-year old. Management regularly reviews accounts receivable and will establish an allowance for potentially uncollectible amounts when appropriate. When accounts are written off, they will be charged against the allowance.

Receivables are not collateralized and do not bear interest.

5

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Cash Equivalents

For purposes of reporting cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalent.

Fixed Assets

Fixed assets are stated at cost, less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which is generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company will periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful lives of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. We use an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

 Intangible and Long Lived Assets

The Company follows ASC 360-10, “Property, Plant, and Equipment,” which established a “primary asset” approach to determine the cash flow estimation period for a group of assets and liabilities that represents the unit of accounting for a long-lived asset to be held and used. Long-lived assets to be held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. Long-lived assets to be disposed of are reported at the lower of carrying amount or fair value less cost to sell. Through December 31, 2011, the Company had not experienced impairment losses on its long-lived assets.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC 740-10, “Accounting for Income Taxes.” Under this method, income tax expense is recognized for the amount of: (i) taxes payable or refundable for the current year; and, (ii) deferred tax consequences of temporary differences resulting from matters that have been recognized in an entity’s financial statements or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if, based on the weight of available positive and negative evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

ASC 740-10 prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken or expected to be taken on a tax return. Under ASC 740-10, a tax benefit from an uncertain tax position taken or expected to be taken may be recognized only if it is “more likely than not” that the position is sustainable upon examination, based on its technical merits. The tax benefit of a qualifying position under ASC 740-10 would equal the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with a taxing authority having full knowledge of all the relevant information. A liability (including interest and penalties, if applicable) is established to the extent a current benefit has been recognized on a tax return for matters that are considered contingent upon the outcome of an uncertain tax position. Related interest and penalties, if any, are included as components of income tax expense and income taxes payable.

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LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

Earnings per Share

Basic earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of common stock outstanding for the period. Diluted earnings (loss) per share is computed by dividing net income, or loss, by the weighted average number of shares of both common and preferred stock outstanding for the period.

Stock-Based Compensation

SFAS No. 123, “Accounting for Stock-Based Compensation,” establishes and encourages the use of the fair value based method of accounting for stock-based compensation arrangements under which compensation cost is determined using the fair value of stock-based compensation determined as of the date of grant and is recognized over the periods in which the related services are rendered. For stock based compensation the Company recognizes an expense in accordance with SFAS No. 123 and values the equity securities based on the fair value of the security on the date of grant. Stock option awards are valued using the Black-Scholes option-pricing model.

Foreign Currency Translation And Comprehensive Income

The reporting currency of the Company is the US$. The functional currency of the company is the Korean Won (“KRW”). The Company’s results of operations and cash flows are translated at average exchange rates during the year, assets and liabilities are translated at the unified exchange rate at the end of the year, and equity is translated at historical exchange rates. Translation adjustments resulting from the process of translating the functional currency financial statements into US$ are included in determining comprehensive income. Transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred. The Company does not enter any material transaction in foreign currencies and accordingly, transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

Recent Accounting Pronouncements

The Company continually assesses any new accounting pronouncements to determine their applicability to the Company. Where it is determined that a new accounting pronouncement affects the Company’s financial reporting, the Company undertakes a study to determine the consequence of the change to its financial statements and assures that there are proper controls in place to ascertain that the Company’s financials properly reflect the change. The Company currently does not have any recent accounting pronouncements that they are studying and feel may be applicable.

NOTE 3 - EARNINGS PER SHARE

The Company reports basic and diluted earnings per share (EPS) according to the provisions of ASC Topic 260, which requires the presentation of basic EPS and, for companies with complex capital structures, diluted EPS. Basic EPS excludes dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted EPS is computed by dividing net income (loss) available to common stockholders, adjusted by other changes in income or loss that would result from the assumed conversion of those potential common shares, by the weighted number of common shares and common share equivalents (unless their effect is anti-dilutive) outstanding. Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive. Thus, these equivalents are not included in the calculation of diluted loss per share, resulting in basic and diluted loss per share being equal. The following is a reconciliation of the computation for basic and diluted EPS for the six months ended June 30, 2014:

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LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014

NOTE 3 - EARNINGS PER SHARE - Continued

For the Six Months Ended
6/30/2014

Net Income (Loss)	$(265,307)

Weighted-average common stock Outstanding - basic	813,747
Equivalents
Stock options	-
Warrants	-
Convertible Notes	-
Weighted-average common shares
outstanding- Diluted	813,747

NOTE 4 - PAYMENTS RECEIVED IN ADVANCE

The Company during the periods received payments from potential customers, or deposits, on future orders. The Company’s policy is to record these payments as a liability until the product is completed and shipped to the customer at which the Company recognizes revenue. As of June 30, 2014 and December 31, 2013, the balance of payments received in advance was $ 182,058 and $ 174,678, respectively.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

(a) Commitments

Lease Obligations

		Long	Capital
	Twelve	Term	Lease
	months ending	Debt	Obligation	Total

	6/30/2014	$271,106	$5,670	$276,776
	6/30/2015	151,456	0	151,456
	6/30/2016	0	0	0
	6/30/2017	0	0	0
	6/30/2018 & Beyond	0	0	0

	Totals	$422,562	$5,670	$428,232

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LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014
NOTE 6. ACCOUNTS RECEIVABLE

At June 30, 2014 and December 31, 2013, accounts receivable consisted of the following:

	30-Jun-14	31-Dec-13
	US$	US$
Accounts receivable	$246,809	$427,637
Less: Allowance for doubtful debts	(4,457)	(4,276)
Accounts receivable, net	$242,352	$423,361

NOTE 7. INVENTORIES

Inventories at June 30, 2014 and December 31, 2013 consist of the following:

	30-Jun-14	31-Dec-13
	US$	US$
Raw material	$75,520	$63,525
Work in process	0	0
Finished goods	43,435	41,674
	$118,955	$105,199

NOTE 8 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at June 30, 2014 and December 31, 2013:

	30-Jun-14	31-Dec-13
Vehicles	$20,853	$20,853
Equipment	3,412	3,412
Office	2,881	2,881
Facility equipment	16,081	16,081
Total property and equipment	43,227	43,227

Accumulated depreciation	(26,381)	(23,928)
Property and equipment, net	$16,846	$19,299

Depreciation expense for the years ended June 30, 2014 and December 31, 2013 amounted to $2,453 and $4,906, respectively.

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LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014

NOTE 9 - NOTES PAYABLE

Notes payable consist of the following for the periods ended;	6/30/2014	12/31/2013

Original one year note extended to two years with an interest rate stated at 3.73%. Interest per year and principal due at maturity April 4, 2014.

	$69,103	$66,300

One year note with an interest rate stated at 7.00%. Interest per year with a six month adjustable rate and principal due at maturity on September 30, 2014.

	49,446	47,356

One year note with an interest rate stated at 5.92%. Interest per year with a six month adjustable rate and principal due at maturity on July 31, 2014.

	98,717	94,715
`
One year note with an interest rate stated at 5.92%. Interest per year with a six month adjustable rate and principal due at maturity on December 26, 2015.

	53,840	51,658

One year note with an interest rate stated at 5.40%. Interest per year with a six month adjustable rate and principal due at maturity on March 4, 2015.

	151,456	145,316

Total Notes Payable	422,562	405,346

Less Current Portion	271,106	260,030

Long Term Notes Payable	$151,456	$145,316

NOTE 10 - SEGMENT INFORMATION

ASC Topic 280 requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. During the six months ended June 30, 2014, the Company operated in one reportable business segment.

NOTE 11 - SUBSEQUENT EVENTS

Management has evaluated events through September 15, 2014, the date on which the financial statements were available to be issued.

10

LGM Co., LTD
Notes to the Consolidated Financial Statements
As of June 30, 2014
NOTE 11 - SUBSEQUENT EVENTS - Continued

Merger Agreement

On July 1, 2014, Leo Motors, Inc., a Nevada Corporation (the “Company”) acquired all of the outstanding common stock of LGM Co. Ltd., a corporation incorporated in the Republic of Korea (“LGM”), from LGM’s shareholders, which represents 813,747 shares of LGM common stock, in exchange for 47,352,450 shares of the Company's common stock (the “Transaction”) pursuant to the Share Swap Agreement entered into by and between LGM and the Company (the “Agreement”). Pursuant to the Agreement, LGM became a wholly-owned subsidiary of the Company.

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